                                  EXHIBIT 10.77

                       PREFERRED STOCK PURCHASE AGREEMENT

         This PREFERRED STOCK PURCHASE AGREEMENT (the "Agreement"), dated as of December 13, 2000, by and among MicroGenomics, Inc., a New Jersey corporation (the "Corporation") and The Immune Response Corporation, a Delaware corporation ("Investor").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         SECTION 1 ISSUANCE AND SALE OF SERIES A PREFERRED STOCK.

                  1.1 AMENDED AND RESTATED CERTIFICATE OF INCORPORATION. The Corporation shall adopt and file with the Secretary of State of the State of New Jersey on or before the Closing (as defined below) the Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit A (the "Amended and Restated Certificate of Incorporation").

                  1.2 SERIES A PREFERRED STOCK. Upon the terms and subject to all of the conditions set forth herein, the Corporation agrees to issue and sell to Investor, and Investor agrees to purchase from the Corporation on the date hereof an aggregate of 487.5 shares of Series A 7% Cumulative Convertible Preferred Stock, $.01 par value per share (the "Series A Preferred Stock"), of the Corporation, having the designations, rights and preferences set forth in the Amended and Restated Certificate of Incorporation, and being such number of shares of Preferred Stock as is convertible into an aggregate of Twenty-Five percent (25%) of the Corporation's Common Stock on a fully diluted, as converted basis, including 168 shares in the reserve for employees, in accordance with, and subject to, the terms and conditions set forth in the Amended and Restated Certificate of Incorporation.

         SECTION 2 CONSIDERATION FOR SERIES A PREFERRED STOCK. In full consideration for the issuance and sale of the Series A Preferred Stock by the Corporation to Investor as set forth in Section 1 hereof, on the Closing Date (as defined in Section 7.1), Investor shall issue to the Corporation unregistered shares of Investor's common stock ("Investor Common Stock") as provided in Schedule 1 attached hereto.

         SECTION 3 REPRESENTATIONS AND WARRANTIES OF THE CORPORATION. Except as qualified by the schedules attached hereto (the "Schedule of Exceptions"), the Corporation represents and warrants as follows:

                  3.1 ORGANIZATION; CAPITAL STOCK. The Corporation is a corporation duly organized and existing and in good standing under the laws of the State of New Jersey and has the corporate power to carry on its business as it is now being and contemplated to be conducted. As of the Closing Date, after giving effect to the transactions contemplated hereby,

                           (a)      the authorized capital stock of the
                                    Corporation will consist of 2,500 shares of common stock, no par value per share (the "Common Stock") and 1,250 shares of preferred stock, par value


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                                    $.01 per share, of which 1,250 shares have
                                    been designated as shares of Series A
                                    Preferred Stock, and

                           (b) 807 shares of Common Stock, no Preferred Stock undesignated as to series and 975 shares of Series A Preferred Stock will be issued and outstanding, all of which will be owned of record by the persons listed on Schedules 1 and 3.1, respectively, and, in the amounts listed next to the name of each person;

                           (c) 168 shares of Common Stock are reserved for issuance pursuant to the Corporation's Stock Option Plan dated April 1, 1997.

All of the issued and outstanding Common Stock of the Corporation is duly authorized, validly issued, fully paid and non-assessable and is owned of record and, to the best knowledge of the Corporation, beneficially by the persons, and in the amounts, set forth on Schedule 3.1. All the issued and outstanding Common Stock of the Corporation has been issued and sold in conformity with the requirements of the Securities Act of 1933, as amended, (the "Securities Act") and all other applicable federal and state laws relating to the issuance and sale of securities which are applicable to the Corporation or any holder of Common Stock. Except as contemplated hereby and except for relevant state and federal securities laws, there are no restrictions on the Corporation's ability to transfer shares of capital stock of the Corporation other than certain provisions of the agreements set forth in Schedule 3.1. Except as set forth on
Schedule 3.1, the stockholders of the Corporation own their respective shares of Common Stock and Preferred Stock free and clear of any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority, charge or other security interest or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any capital lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing) (each, a "Lien"). Except as set forth on Schedule 3.1 or as expressly set forth in, or contemplated by, the Ancillary Documents (as defined in Section 6.4 below), but for the Corporation's Stock Option Plan, there are no authorized, outstanding or existing:

         (i) proxies, voting trusts or other agreements or understandings with respect to the voting of any capital stock of the Corporation;

         (ii) securities convertible into or exchangeable for any capital stock of the Corporation;

         (iii) options, warrants or other rights to purchase or subscribe for any capital stock of the Corporation, or securities convertible into or exchangeable for any capital stock of the Corporation;

         (iv) pre-emptive rights or rights of first refusal of any holder of capital stock, or agreements of any kind relating to the issuance of any capital stock of the Corporation, any such convertible or exchangeable securities or any such options, warrants or rights; or


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


         (v) stockholders' or similar agreements with respect to the voting and/or transfer of capital stock, or agreements of any kind that may obligate the Corporation to issue or purchase any of its securities.

                  3.2 SUBSIDIARIES. The Corporation has no Subsidiaries. The term "Subsidiary" means any corporation, limited liability company, partnership or other entity of which more than fifty percent (50%) of the shares of stock, or other ownership interests having ordinary voting power (including stock or such other ownership interests having such voting power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, limited liability company, partnership or other entity, are at the time owned, directly or indirectly, through one or more intermediaries, or both, by the Corporation.

                  3.3 CORPORATE POWER, ETC. The Corporation has all requisite power and authority, and all necessary licenses, permits, franchises and other governmental authorizations necessary to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted, except where the failure to do so would not have a material adverse effect on the business, assets, financial conditions or results of operations of the Corporation taken as a whole.

                  3.4 DUE AUTHORIZATION; NO CONFLICT. This Agreement and each of the Ancillary Documents (as defined in Section 5.4) have been duly authorized by all necessary corporate and stockholder action of the Corporation. Neither this Agreement nor any Ancillary Document, nor the consummation of the transactions provided for herein or in any Ancillary Document, conflicts with or violates (i) any provision of the Corporation's Amended and Restated Certificate of Incorporation or By-laws, (ii) any agreement by which the Corporation or its stockholders, or any of its or their respective properties, is bound in any manner that, individually or in the aggregate, would have material adverse effect on the business, assets, financial conditions or results of operations of the Corporation as a whole, (iii) to the Corporation's knowledge, any federal or state law, rule or regulation or judicial order, or (iv) to the Corporation's knowledge, any local law, rule or regulation in any manner that, individually or in the aggregate would have material adverse effect on the business, assets, financial conditions or results of operations of the Corporation taken as a whole. This Agreement is, and each Ancillary Document will be, when duly executed and delivered, binding on the Corporation and enforceable against the Corporation in accordance with their respective terms except as may be limited by applicable bankruptcy, insolvency, moratorium, fraudulent transfer, preference and other laws and equitable principles affecting the scope and enforcement to creditors' rights generally, and are also limited by Investor's implied covenants of good faith, fair dealing and commercially reasonable conduct, and by the effects of judicial discretion on the availability of remedies and realization of benefits under and enforceability of this Agreement and the Ancillary Documents in all respects as written.

                  3.5 SERIES A PREFERRED STOCK. The Series A Preferred Stock to be issued and sold pursuant to Section 1 hereof, and all Common Stock to be issued upon conversion thereof, has been duly authorized, and when issued and sold by the Corporation will be fully paid and non-assessable (assuming payment by the Investor of the consideration set forth in Section 2


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hereof), and free and clear of any Lien, claim or right of any other person. The
Corporation has reserved for issuance the maximum number of shares of Common Stock as may be required upon conversion of the Series A Preferred Stock to be issued and sold pursuant to Section 1 hereof.

                  3.6      FINANCIAL STATEMENTS; UNDISCLOSED LIABILITIES.

                           (a) The Corporation has delivered to the Investor its unaudited financial statements (balance sheet, statement of operations and statement of changes in shareholders' equity) for the period from inception to October 31, 2000 (the "Financial Statements").

                           (b) The Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles consistently applied, except for the omission of footnotes. Except as set forth in the Financial Statements or on Schedule 3.6(b), the Corporation has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of the last Financial Statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Corporation. The Corporation is not a guarantor or indemnitor of any indebtedness of any third party.

                  3.7      MATERIAL ADVERSE CHANGE. Except as set forth on
Schedule 3.7, since October 31, 2000, there has not been any change in the properties, business, prospects, results of operations or financial condition of the Corporation which, individually or in the aggregate, has had or may reasonably be expected to have a material adverse effect on the properties, business, prospects, results of operation or financial condition of the Corporation taken as a whole.

                  3.8      LITIGATION; NO DEFAULT. Except as set forth on
Schedule 3.8, there are no claims, actions, suits, investigations or proceedings pending against or, to the knowledge of the Corporation, threatened against the Corporation or any of its officers or employees (in their capacities as such) or its businesses, properties or assets, or the transactions contemplated by this Agreement and the Ancillary Documents, by any person, governmental body or agency or by any securities exchange or national securities association, nor is there any basis known to the Corporation for any such action, suit, investigation or proceeding. There is not in existence any order, judgment or decree of any court, governmental authority or agency or arbitration board or tribunal enjoining the Corporation from taking, or requiring the Corporation to take, action of any kind with respect to the business of the Corporation. To the Corporation's knowledge, the Corporation is not in violation of any laws or governmental rules or regulations except where such violation would not have a material adverse effect on the business, assets, financial

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conditions or results of operations of the Corporation taken as a whole. To the
Corporation's knowledge, the Corporation is not in default under any contract or commitment to which it is a party or by which its assets are bound, which default would have a material adverse effect on the business, assets, financial conditions or results of operations of the Corporation and its subsidiaries taken as a whole.

                  3.9 TITLE TO ASSETS. The Corporation has good and marketable title to all the property which the Corporation purports to own, free and clear of all Liens, except as set forth on Schedule 3.9. Such assets, together with the assets leased by the Corporation, are the only assets used by the Corporation in the conduct of its businesses as presently conducted. The Corporation enjoys peaceful and undisturbed possession under all leases under which it is operating, and all such leases are valid and subsisting and in full force and effect.

                  3.10 TRADEMARKS, COPYRIGHTS AND OTHER INTELLECTUAL PROPERTY. Schedule 3.10 sets forth a correct and complete list of all Intellectual Property used, held for use, or (as set forth in writing in any document delivered to Investor) presently proposed to be used in the conduct of the business of the Corporation. "Intellectual Property" shall mean each and all of the following items: all United States or foreign patents, trademarks, tradenames, servicemarks, and applications for any of the foregoing, copyrights or other author's rights, proprietary rights and data, ideas, trade secrets and know-how, whether or not patentable, registrable or copyrightable, and any goodwill associated with any of the foregoing whether owned or otherwise controlled by the person or entity using, holding for use or proposing to use any of the foregoing or whether the rights to the use thereof have been licensed to or by such person or entity. Except as disclosed on Schedule 3.11, to the Corporation's knowledge, (i) the Corporation owns or possesses adequate licenses or other valid rights to use (without the making of any payment to others or the obligation to grant rights to others in exchange) all Intellectual Property necessary to the conduct of its business as presently being or proposed to be conducted and the consummation of the transactions contemplated hereby will not alter or impair any of such rights; (ii) the validity of such rights and the title thereto of the Corporation have not been questioned or challenged in any matter, nor, to the knowledge of the Corporation, is any such challenge threatened; (iii) the conduct of the business of the Corporation as is now conducted or (as set forth in writing in any document delivered to Investor) proposed to be conducted does not infringe or conflict with any Intellectual Property of others; (iv) the Corporation knows of no use by any other party of any Intellectual Property owned by or licensed to the Corporation; and (v) no infringement by others of any Intellectual Property owned by or licensed by or to the Corporation is known to the Corporation.

                  3.11 MATERIAL AGREEMENTS. Schedule 3.11 contains a list of all of the material agreements, leases, licenses or sublicenses, contracts or other agreements, arrangements, understanding and commitments, whether written or oral (each and all of the foregoing items being referred to as "Contracts"), to which the Corporation is a party. For purposes of this Agreement, Material Agreement shall include, without limitation, (i) contracts which provide for payment to or by the Corporation of $25,000 or more and (ii) any license or other agreement with respect to the Corporation's intellectual property or that of third parties.

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                  3.12     CONSENTS. Except as set forth on Schedule 3.12, no
consent, approval or authorization of, or filing, registration or qualification with, any governmental authority or any other person on the part of the Corporation is required in connection with the execution, delivery and performance of this Agreement or any Ancillary Document, or the offer, issue, sale or delivery of the Preferred Stock.

                  3.13 TAXES. The Corporation has provided to the Investor copies of all federal and state income tax returns of the Corporation in respect of its fiscal year ending December 31, 1999. All income, gross receipts, ad valorem, sales, use, franchise, property, employment and other tax returns required to be filed by the Corporation in any jurisdiction have in fact been filed, and all taxes, assessments, fees and other governmental charges upon the Corporation, or upon its properties, income or franchises, which are due and payable have been paid. These returns and reports are true and correct in all material respects. The Corporation has paid all taxes and other assessments due prior to the time penalties would accrue thereon. The provision for taxes of the Corporation is adequate for taxes due or accrued as of the date thereof. The Corporation has not elected pursuant to the Internal Revenue Code of 1986, as amended (the "IRC"), to be treated as a Subchapter S corporation or a collapsible corporation pursuant to section 1362(a) or section 341(f) of the IRC, nor has it made any other elections pursuant to the IRC (other than elections that relate solely to methods of accounting, depreciation or amortization) that would have a material effect on the Corporation, its financial condition, its business as presently conducted or as proposed to be conducted or any of its properties or material assets.

                  3.14 EMPLOYEE MATTERS; ERISA. Except for the Corporation's Stock Option Plan and the employment agreement(s) identified on Schedule 3.14, the Corporation has (i) no pension, profit-sharing, retirement, deferred compensation, bonus or other incentive plan, or other employee benefit plan, program, agreement or arrangement to which the Corporation is a party or by which it is bound, or to which it contributes or in which its employees are entitled to participate, or (ii) no employment agreement(s) with any officer, director or employee to which the Corporation is a party or by which it is bound.

                  3.15 BROKERS AND FINDERS. Except as set forth on Schedule 3.15, the Corporation has not incurred any obligation or commitment to any person which could give rise to a claim for any finder's, broker's or other middleman's commission or compensation in respect of the transactions contemplated by this Agreement.

                  3.16 LABOR AGREEMENTS AND ACTIONS. The Corporation is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Corporation, has sought to represent any of the employees, representatives or agents of the Corporation. There is no strike or other labor dispute involving the Corporation pending or, to the knowledge of the Corporation, threatened, which could have a material adverse effect on the assets, properties, financial condition, operating results or business of the Corporation (as such business is presently conducted and as it is proposed to be conducted), nor is the Corporation aware of any labor organization activity involving its employees. The Corporation is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Corporation, nor does the Corporation have a present intention to terminate the employment of any of the foregoing. To its knowledge, the Corporation has complied in all material respects with all applicable state and federal equal employment opportunity and other laws related to employment and immigration. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Corporation is terminable at the will of the Corporation.

                  3.17 PROPRIETARY INFORMATION AND INVENTION AGREEMENTS AND COMMON STOCK PURCHASE AGREEMENTS. Each employee, officer and consultant of the Corporation has executed an Employee's or Consultant's Proprietary Information and Inventions Agreement, as the case may be, in substantially the forms previously provided to Investor. The Corporation, after reasonable investigation, is not aware that any of its employees, officers or consultants are in violation thereof, and the Corporation will use its best efforts to prevent any such violation. Each holder of Common Stock of the Corporation has entered into a Common Stock Purchase Agreement, which subjects the Common Stock purchased thereby to four-year vesting and a right of first refusal in favor of the Corporation.

                  3.18 REGISTRATION RIGHTS. Except as provided in the Registration Rights Agreement, the Corporation has not granted or agreed to grant any registration rights, including piggy-back rights, to any person or entity.

                  3.19 INSURANCE. The Corporation has in full force and effect fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed. The Corporation has in full force and effect products liability and errors and omissions insurance in amounts customary for companies similarly situated.

                  3.20 ENVIRONMENTAL AND SAFETY LAWS. To the best of its knowledge, the Corporation is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to the best of its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

                  3.21 SECTION 83(b) ELECTIONS. To the knowledge of the Corporation, all individuals who have purchased unvested shares of the Corporation's Common Stock have timely filed elections under Section 83(b) of the Internal Revenue Code and any analogous provisions of applicable state tax laws.

                  3.22 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with Corporation in reliance upon Corporation's representation to the Investor, which by Corporation's execution of this Agreement Corporation hereby confirms, that the Investor Common Stock issuable will be acquired for investment for Corporation's own account, not as a nominee or agent, and, except in connection with the contemplated registration statement to be filed pursuant to Section 9.4 hereof, not with a view to the resale or distribution of any part thereof, and that Corporation has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Corporation further represents that

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Corporation does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Investor Common Stock.

                  3.23 DISCLOSURE OF INFORMATION. Corporation believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Investor Common Stock Corporation, including, but not limited to Investor's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the Securities and Exchange Commission ("SEC"), further represents that it has had an opportunity to ask questions and receive answers from the Investor regarding the terms and conditions of the offering of the Investor Common Stock. The foregoing, however, does not limit or modify the representations and warranties of Investor in Section 4 of this Agreement or the right of Corporation to rely thereon.

                  3.24 INVESTMENT EXPERIENCE. Corporation acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Investor Common Stock. Furthermore the directors and officers of Corporation have such knowledge and experience in financial or business matters that they are capable of evaluating the merits and risks of the investment in the Investor Common Stock and fend for the Corporation. Corporation also represents that it has not been organized solely for the purpose of acquiring the Investor Common Stock.

                  3.25 RESTRICTED SECURITIES. Corporation understands that the shares of Investor Common Stock it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Investor in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection Corporation represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

                  3.26 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, Corporation further agrees not to make any disposition of all or any portion of the Investor Common Stock unless and until:

                           (a) There is then in effect a Registration Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

                           (b) (i) Corporation shall have notified the Investor of the proposed disposition and shall have furnished Investor with a detailed statement of the circumstances surrounding the proposed disposition, and
                                    (ii) if reasonably requested by Investor, Corporation shall have furnished Investor with an opinion of counsel, reasonably satisfactory to Investor, that such disposition will not require registration of such shares under the Securities

                                    Act. It is agreed that Investor will not require opinions of counsel for transactions made pursuant to Rule 144, except in unusual circumstances.

                           (c)      Notwithstanding the provisions of
                                    subsections (a) and (b) above, no such
                                    registration statement or opinion of counsel shall be necessary for a transfer by Corporation, a partnership, to a partner of Corporation or a retired partner of Corporation who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Investor hereunder.

                  3.27 LEGENDS. It is understood that the certificates evidencing the Investor Common Stock may bear one or all of the following legends:

                           (a) "These securities have not been registered under the Securities Act of 1933. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the corporation that such registration is not required or unless sold pursuant to Rule 144 of such Act."

                           (b) Any legend required by the laws of the State of California or other jurisdiction, including any legend required by the California Department of Corporations and sections 417 and 418 of the California Corporations Code.

         SECTION 4 REPRESENTATIONS AND WARRANTIES OF INVESTOR. Investor represents and warrants that:

                  4.1 AUTHORITY. Investor has full corporate power and lawful authority to enter into this Agreement, the Ancillary Documents, and to consummate the transactions contemplated hereby and thereby and to sell the Investor Common Stock on the terms and conditions contemplated herein, and when so sold against payment therefor as provided herein, the Investor Common Stock will be validly authorized and issued, fully paid and nonassessable.

                  4.2 DUE AUTHORIZATION. Neither this Agreement nor any of the Ancillary Documents violates any agreement by which Investor is bound in any manner that, individually or in the aggregate, would have material adverse effect on the business, assets, financial conditions or results of operations of the Corporation as a whole. This Agreement and the Ancillary Documents will, when duly executed and delivered, be binding on the Investor, and enforceable against Investor in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, moratorium, fraudulent transfer, preference and other laws and equitable principles affecting the scope and enforcement to creditors' rights generally, and are also limited by Corporation's implied covenants of good faith, fair dealing and commercially reasonable conduct, and by the effects of judicial discretion on the availability of remedies and realization of benefits under and enforceability of this Agreement and the Ancillary Documents in all respects as written.

                  4.3 CONSENTS. Except as set forth on Schedule 4.3, no consent, approval or authorization of, or filing, registration or qualification with, any governmental authority or other person on the part of the Investor is required in connection with the execution, delivery and performance of this Agreement or any of the Ancillary Documents, or the purchase of the Series A Preferred Stock, or the conversion or exercise thereof.

                  4.4 NO RELIANCE. In making its decisions to purchase the Series A Preferred Stock, Investor has not relied upon any representations or warranties, express or implied, except for the representations and warranties expressly set forth in this Agreement, any of the Ancillary Documents, or in any certificate or instrument delivered by or on behalf of the Corporation in writing in connection with the transactions contemplated herein. The Corporation has provided the Investor with such access to the books and records and personnel and other representatives of the Corporation and to all such other information as Investor has requested in order to enable Investor to make its investment decision.

                  4.5 INVESTMENT INTENT. Investor is acquiring the Preferred Stock, and the Common Stock issuable upon the conversion of the Preferred Stock, for Investor's own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same, and, except as contemplated by this Agreement, the Stockholders' Agreement or the Registration Rights Agreement, Investor has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

                  4.6 EXPERIENCE. Investor has carefully reviewed the representations concerning the Corporation contained in this Agreement and has made detailed inquiry concerning the Corporation, its business and its personnel. To Investor's knowledge, the officers of the Corporation have made available to Investor any and all written information which it has requested and have answered to Investor's satisfaction all inquiries made by Investor, and Investor has sufficient knowledge and experience in investing in companies similar to the Corporation so as to be able to evaluate the risks and merits of its investment in the Corporation and is able financially to bear the risks thereof. With respect to the projections submitted to Investor by the Corporation, Investor acknowledges that the projections contain forward looking statements involving risk and uncertainties and are only the best estimates of the Corporation's management of the expected performance of the business, but projections are speculative in nature and the assumptions on which they are based can and will change.

                  4.7 ACCREDITED INVESTOR. Investor is an "Accredited Investor" within the meaning of Regulation D under the Securities Act.

                  4.8 RESTRICTIONS ON TRANSFER. Investor understands that the Preferred Stock and the Common Stock issuable upon the conversion of the Preferred Stock may not, other than in accordance with Section 2.2 of the Stockholders Agreement, be sold, transferred, or otherwise disposed of without registration under the Act or an exemption therefrom.

                  4.9 SEC DOCUMENTS; FINANCIAL STATEMENTS. The reports filed by the Investor with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (the "SEC Documents") since December 31, 1999 have been provided to the Corporation. The SEC Documents conform in all material respects to the requirements of the Exchange Act and the rules, regulations and instructions of the SEC thereunder. The SEC Documents did not as of their dates contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. The financial statements of the Investor included in the SEC Documents (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. Except as may be indicated in the notes to the Financial Statements, the Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of the Investor and its subsidiaries at the dates thereof and the consolidated results of their operations, stockholders' equity and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments). Except as publicly disclosed, since September 30, 2000, there has been no material adverse change in the condition or results of operations, financial or otherwise, of the Investor and its subsidiaries, taken as a whole.

                  4.10 COMMON STOCK REGISTRATION. The Common Stock of Investor is registered pursuant to Section 12(g) of the Exchange Act and is listed on The Nasdaq National Market ("Nasdaq"), and the Investor has taken no action designed to, or, to the Investor's knowledge, likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or removing the Common Stock from quotation on Nasdaq, nor has the Investor received notification that the SEC or the National Association of Securities Dealers, Inc. is contemplating terminating such registration or quotation.

                  4.11 PRIVATE PLACEMENT. The Investor has not taken any action inconsistent with the treatment of the sale of the Investor Common Stock pursuant to the Agreement as a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") pursuant to the provisions of Section 4(2) thereof and Regulation D thereunder. Assuming the accuracy of the Corporation's representations and warranties in the Agreement and the compliance by the Corporation with all of its covenants and agreements, the offer, sale, and issuance of the Investor Common Stock to the Corporation as contemplated herein constitute transactions exempt from the registration requirements of Section 5 of the Securities Act.

         SECTION 5 CONDITIONS PRECEDENT TO OBLIGATIONS OF INVESTOR. The obligations of the Investor under this Agreement are subject to and conditioned upon the satisfaction at or prior to the Closing of each of the following conditions:

                  5.1 REPRESENTATIONS; PERFORMANCE. The representations and warranties of the Corporation contained in this Agreement and in the Ancillary Documents (i) shall be true and correct in all material respects at and as of the date hereof, and (ii) shall be true and correct in all material respects on and as of the Closing Date with the same effect as though made on and as of the Closing Date. The Corporation shall have duly performed and complied with all agreements and conditions required by this Agreement and each of the Ancillary Documents to be performed or complied with by it prior to or on the Closing Date. The Corporation shall have delivered to the Investor a certificate, dated the Closing Date and signed by the President of the Corporation, certifying, to his knowledge, to the foregoing and that no material adverse change in the Corporation or its business has occurred since October 31, 2000.

                  5.2 CORPORATE PROCEEDINGS. All corporate and other proceedings of the Corporation in connection with this Agreement and the Ancillary Documents and the transactions contemplated hereby and thereby, and all documents and instruments incident thereto, shall be reasonably satisfactory in substance and form to the Investor and its counsel, and the Investor and its counsel shall have received all such documents and instruments, or copies thereof, certified if requested, as may be reasonably requested.

                  5.3 CONSENTS. All consents needed for the execution, delivery and performance of this Agreement and each Ancillary Document shall have been obtained.

                  5.4 ANCILLARY DOCUMENTS. Each of the following agreements, instruments or documents (collectively the "Ancillary Documents") shall have been executed and delivered, filed or adopted as the case may be and Investor shall have received fully executed or certified copies thereof:

                           (i)      Amended and Restated Stockholders Agreement
among the Corporation, its stockholders and Investor in the form attached hereto as Exhibit B, (the "Stockholders Agreement");

                           (ii)     Amended and Restated Registration Rights
Agreement among the Corporation, the holders of its Series A Preferred Stock and Investor in the form attached hereto as Exhibit C, (the "Registration Rights Agreement");

                           (iii)    A copy, certified by the Secretary of State
of the State of New Jersey, of the Amended and Restated Certificate of Incorporation of the Corporation; and

                           (iv)     One Series A Preferred Stock certificate
registered in the name of Investor, representing that number of shares of Series A Preferred Stock purchased by Investor pursuant to Section 1 hereof.

                  5.5 LEGAL PROCEEDINGS. There shall be no law, rule or regulation and no order shall have been entered and not vacated by a court or administrative agency of competent jurisdiction in any litigation, which (a) enjoins, restrains, makes illegal or prohibits consummation of the transactions contemplated hereby or by any Ancillary Document, (b) requires separation of a significant portion of the assets or business of the Corporation after the Closing or (c) restricts or interferes with, in any material way, the operation of the Corporation or its business or assets after the Closing, materially adversely affects the financial condition, results of operations, properties, assets, business or prospects of the Corporation; and there shall be no litigation pending before a court or administrative agency of competent jurisdiction, or threatened, seeking to do, or which, if successful, would have the effect of, any of the foregoing.

                  5.6 DUE DILIGENCE. If the Investor performs, at its option, any legal or financial due diligence of the Corporation, the results of such legal and/or financial due diligence of the Corporation shall have been reasonably satisfactory to the Investor.

                  5.7 QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Series A Preferred Stock by the Corporation (and the underlying Common Stock) to Investor pursuant to this Agreement shall be duly obtained and effective as of the Closing.

                  5.8 OPINION OF CORPORATION COUNSEL5.9 . Investor shall have received from McCarter & English, LLP, counsel for the Corporation, an opinion, dated as of the Closing, in the form attached hereto as Exhibit D.

         SECTION 6 CONDITIONS PRECEDENT TO OBLIGATIONS OF CORPORATION. The obligations of the Corporation under this Agreement are subject to and conditioned upon the satisfaction at or prior to the Closing of each of the following conditions:

                  6.1 REPRESENTATIONS; PERFORMANCE. The representations and warranties of the Investor contained in this Agreement and the Ancillary Documents (i) shall be true and correct in all material respects at and as of the date hereof and (ii) shall be true and correct in all material respects on and as of the Closing Date with the same effect as though made at and as of such time. The Investor shall have duly performed and complied with all agreements and conditions required by this Agreement and the Ancillary Documents to be performed or complied with by it prior to or on the Closing Date. Investor shall have delivered to the Corporation a certificate, dated the Closing Date signed by its duly authorized officer certifying (as to itself) to the foregoing.

                  6.2 PROCEEDINGS. All proceedings of the Investor in connection with this Agreement and the Ancillary Documents and the transactions contemplated hereby and thereby, and all documents and instruments incident thereto, shall be reasonably satisfactory in substance and form to the Corporation, and its counsel, and the Corporation and its counsel shall have received all such documents and instruments, or copies thereof, certified if requested, as may be reasonably requested.

                  6.3 CONSENTS. All consents needed for the execution, delivery and performance of this Agreement and each Ancillary Document shall have been obtained.

                  6.4 CERTAIN ANCILLARY DOCUMENTS. The Corporation shall have received a copy of the Stockholders Agreement executed by the Investor.

                  6.5 QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Investor Common Stock to the Corporation pursuant to this Agreement shall be duly obtained and effective as of the Closing.

         SECTION 7 THE CLOSING; TERMINATION; PAYMENT OF EXPENSES.

                  7.1 The Closing of the transactions contemplated by this Agreement shall be held as soon as practicable after conditions hereunder have been satisfied, but in no event later than December 31, 2000 (the "Closing Date"). The Closing shall be held at the offices of McCarter & English, Four Gateway Center, 100 Mulberry Street, Newark, New Jersey on the Closing Date or at such other location as may be agreed upon by Investor and the Corporation. At the Closing, the parties hereto will execute and deliver all documents and instruments necessary to effect the transfers provided for herein and not theretofore effected and to evidence their respective compliance with the provisions of this Agreement.

                  7.2 Investor and the Corporation shall each have the right, in the event that the Closing shall not be held by December 31, 2000, and if such failure to close shall be attributable to any cause or event other than a failure by it to perform an action required to be performed by it pursuant to this Agreement, to terminate this Agreement on written notice to the other.

         SECTION 8 COVENANTS OF THE CORPORATION. The Corporation covenants and agrees that:

                  8.1      AFFIRMATIVE COVENANTS.

                           (i)      CONDUCT OF BUSINESS. From the date hereof to
the Closing Date, except as expressly permitted or required by this Agreement or as otherwise consented to by the Investor in writing, the Corporation will (i) carry on its business in the ordinary course, consistent with past practice, and use all reasonable efforts to preserve intact its present business organization, maintain its properties in good operating condition and repair, keep available the services of its present officers and significant employees, and preserve its relationship with customers, suppliers and others having business dealings with it, to the end that its goodwill and going business as it exists on the date hereof shall be in all material respects unimpaired on and after the Closing Date, (ii) notify Investor of any governmental or third party complaint, investigation or hearing (or written communication indicating that such a complaint, investigation or hearing is or may be contemplated) which is material to the business of the Corporation, and (iii) notify Investor if the Corporation discovers that any representation by the Corporation set forth in this Agreement was untrue when made in a material respect or subsequently has become untrue in a material respect.

                           (ii)     ACCESS. The Corporation will permit
Investor, the Investor's accountants, counsel, consultants, employees and agents, full access, during normal business hours and upon reasonable notice, to all documents, records, work papers and information with respect to all of the properties, assets, books, contracts, commitments, reports, records, employees, advisers, customers, and suppliers relating to the Corporation as Investor shall from time-to-time request. In addition, the Corporation will permit Investor, the Investor's accountants, counsel, consultants, employees and agents, reasonable access to such personnel of the Corporation and its accountants during normal business hours and upon reasonable notice as may be necessary or useful to Investor in its review of the properties, assets and business affairs of the Corporation and the above-mentioned documents, records and information. The Corporation will keep Investor generally informed as to the affairs of the Corporation. The Corporation will also cooperate with Investor, in all reasonable respects, to afford Investor with reasonable access to the customers, suppliers and other persons with business relationships of the Corporation. All information, written or oral, obtained by Investor as a result of the access described herein to the Corporation, its properties, assets, books, contracts, commitments, reports, records, employees, advisors, customers, suppliers, and other such means will be held by Investor in the strictest confidence. Investor acknowledges that violation of this confidentiality provision could cause severe damage to the Corporation and that Corporation will pursue all means available to it to prosecute any misuse of such information by Investor. Specifically, and without limiting the generality of the foregoing, Investor may not use any information gained through this access for any business of its own, directly or indirectly, and may use such information solely for the purposes of assessing and remaining informed as to its investment in the Corporation.

                           (iii)    FURTHER ACTIONS. (A) The Corporation agrees
to use all reasonable good faith efforts to take all actions and to do all things necessary, proper or advisable to consummate the transactions contemplated hereby on the Closing Date.

                                    (B)      The Corporation will, as promptly
as practicable, file or supply, or cause to be filed or supplied, all applications, notifications and information required to be filed or supplied by the Corporation pursuant to applicable law in connection with this Agreement, the Ancillary Documents, the issuance and sale of the Series A Preferred Stock pursuant to this Agreement and the consummation of the other transactions contemplated hereby and thereby.

                                    (C)      The Corporation, as promptly as
practicable, will use its best efforts to obtain, or cause to be obtained, all consents (including, without limitation, all consents, approvals, authorizations, waivers, permits, grants, franchises, concessions agreements, licenses, exemptions or orders of registration, certificates, declarations or filings with, or reports or notices with or to any governmental authority and any consent required under any contract) necessary to be obtained in order to consummate the issuance and sale of the Series A Preferred Stock pursuant to this Agreement and the Ancillary Documents and the consummation of the other transactions contemplated hereby and thereby.

                                    (D)      At all times prior to the Closing,
the Corporation shall promptly notify Investor in writing of any fact, condition, event or occurrence that will or may result in the failure of any of the conditions contained in Section 5 to be satisfied, promptly upon becoming aware of the same.

                           (iv)     FURTHER ASSURANCES. Following the Closing,
the Corporation shall from time-to-time, execute and deliver such additional instruments, documents, conveyances or assurances and take such other actions as shall be necessary, or otherwise reasonably requested by Investor, to confirm and assure the rights and obligations provided for in this Agreement and in the Ancillary Documents and render effective the consummation of the transactions contemplated hereby and thereby.

                           (v)      FINANCIAL STATEMENTS; BOOKS AND RECORDS.

                                    (A)      The Corporation will at all times
keep proper books of record and account in which full, true and correct entries will be made of its transactions in accordance with generally accepted accounting principles.

                                    (B)      The Corporation shall deliver to
Investor if Investor still holds at least 25% of the Series A Preferred Stock purchased by Investor pursuant to this Agreement, the following documents:

                                    (i)      a copy of the audited balance sheet
                                             of the Corporation, and related
                                             statements of income and cash flows
                                             within 120 days after the end of
                                             each fiscal year;

                                    (ii)     a copy of unaudited quarterly
                                             balance sheet of the Corporation
                                             and related statements of income
                                             and cash flows within 45 days after
                                             the end of each quarter; and

                                    (iii)    the annual budget approved by the
                                             Board of Directors of the
                                             Corporation at least 10 days before
                                             the beginning of the fiscal year
                                             set forth in the annual budget.

                           (vi)     MAINTENANCE OF EXISTENCE, ETC. The
                                    Corporation will at all times do or cause to
be done, and will cause each of its officers and employees to do, all things reasonably necessary to maintain, preserve and renew its corporate existence and all necessary licenses, permits, franchises and other governmental authorizations necessary to own and operate its properties and carry on its business, and comply with all laws applicable to the Corporation.

                           (vii)    INSURANCE. The Corporation will at all times
provide insurance against loss or damage of the kinds customarily insured against by corporations similarly situated, with reputable insurers, in such amounts, with such deductibles and by such methods as shall be customary for corporations similarly situated.

                           (viii)   PAYMENT OF TAXES. The Corporation will at
all times duly pay and discharge as the same become due and payable, all taxes, assessments and governmental and other charges, levies or claims levied or imposed; PROVIDED, HOWEVER, that nothing contained in this paragraph shall require the Corporation to pay or discharge, or cause to be paid and discharged, any such tax, assessment, charge, levy or claim so long as the Corporation in good faith shall contest the validity thereof and shall set aside on its books adequate reserves with respect thereto.

                           (ix)     BOARD REPRESENTATION. The Corporation shall,
at or prior to the Closing Date, cause the Board of Directors to consist of six members.

                  8.2      NEGATIVE COVENANTS.

                           (i)      DIVIDENDS. The Corporation will not, at any
time prior to the Closing Date, (A) pay any dividends of any kind on any shares in its capital of any class or series, (B) make any payments on account of the purchase or other acquisition or redemption or other retirement of any shares in its capital of any class or series or any warrants or options to purchase any such shares, or (C) make any other distributions of any kind in respect of any shares in its capital of any class or series or in respect of any warrants or options.

                           (ii)     CERTAIN ACTIONS. The Corporation will not,
at any time prior to the Closing Date, (A) take any action or omit to take any action, which action or omission would result in a breach of any of the representations and warranties of the Corporation set forth in SECTION 3, or (B) incur any indebtedness, other than accounts payable and other liabilities and obligations arising in the ordinary course of the Corporation's business, consistent with past practice.

                           (iii)    SELLING RESTRICTION. The Corporation will
not directly or indirectly in any period of 30 consecutive days sell, assign, transfer or otherwise dispose of, in the aggregate during such 30-day period, more than 33% of the aggregate number of the shares of Investor Common Stock issued to the Corporation. Notwithstanding the foregoing, however, the restrictions set forth in this Section 8.2(iii) shall end and shall thereafter be of no further force and effect if, following the effectiveness of the Registration Statement, (x) the average trading volume for the Common Stock of the Investor as reported on Nasdaq for any twenty (20) consecutive trading day period shall equal or exceed one hundred and fifty percent (150%) of the average trading volume for the Common Stock of the Investor as reported on Nasdaq for the twenty (20) consecutive trading day period ending on the day prior to the Closing Date and (y) the average closing price for the Common Stock of Investor as reported on Nasdaq for such twenty (20) consecutive trading day period shall equal or exceed two hundred percent (200%) of the average closing price for the Common Stock of Investor as reported on Nasdaq for the twenty (20) consecutive trading day period ending on the day prior to the Closing Date.

                           (iv)     ISSUANCE OF INCENTIVE BASED SECURITIES. The
Corporation will not issue securities to its directors, officers, employees or consultants unless the securities being issued are subject four-year vesting (subject to a one-year "cliff" vesting provision) and a right of first refusal in favor of the Corporation, except as approved by the Board of Directors of the Corporation.

         SECTION 9 CERTAIN COVENANTS OF INVESTOR.

                  9.1 FURTHER ACTIONS. Investor agrees to use all reasonable good faith efforts to take all actions and to do all things necessary, proper or advisable to consummate the transactions contemplated hereby on the Closing Date.

                  9.2 NOTIFICATION OF CERTAIN FACTS OR OCCURRENCES. At all times prior to the Closing, Investor shall promptly notify the Corporation in writing of any fact, condition, event or occurrence that will or may result in the failure of any of the conditions contained in SECTION 6 to be satisfied, promptly upon becoming aware of the same.

                  9.3 FURTHER ASSURANCES. Following the Closing, Investor shall from time to time, execute and deliver such additional instruments, documents, conveyances or assurances and take such other actions as shall be necessary, or otherwise reasonably requested by the Corporation, to confirm and assure the rights and obligations provided for in this Agreement and in the Ancillary Documents and render effective the consummation of the transactions contemplated hereby and thereby.

                  9.4 FILING OF REGISTRATION STATEMENT. The Investor shall file, no later than ninety (90) days following the Closing, with respect to the purchase and sale of the First Closing Shares (unless such registration is not permitted under the applicable rules and regulations of the SEC), a registration statement on Form S-3 (the "Registration Statement") with the SEC under the Securities Act to register the resale of the First Closing Shares; provided however, that in the event the Investor fails (due to an action or inaction of the Investor) to be eligible to file a registration statement on Form S-3, the Investor shall file a registration statement on Form S-1. If necessary, Investor shall file no later than ninety (90) days after the Anniversary Date with respect to a purchase and sale of the Second Closing Shares, if any, (unless such registration is not permitted under the applicable rules and regulations of the SEC), an amendment to the Registration Statement or an additional registration statement on Form S-3 with the SEC under the Securities Act to register the resale of the Second Closing Shares; provided however, that in the event the Investor fails (due to an action or inaction of the Investor) to be eligible to file an additional registration statement on Form S-3, the Investor shall file a registration statement on Form S-1.

                  9.5 REGISTRATION EXPENSES. The Investor shall pay all Registration Expenses (as defined below) in connection with any registration, qualification or compliance under Section 9.4 above, and the Corporation shall pay all Selling Expenses related to its sale of Investor Common Stock and other expenses that are not Registration Expenses relating to the Investor Common Stock resold by Corporation. "Registration Expenses" shall mean all expenses, except for Selling Expenses, incurred by the Investor in complying with the registration provisions herein described, including, without limitation, all registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Investor, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration. "Selling Expenses" shall mean all selling commissions, underwriting fees and stock transfer taxes applicable to the Investor Common Stock and all fees and disbursements of counsel for Corporation.

                  9.6 EXCHANGE ACT FILINGS. The Investor shall file with the SEC in a timely matter all reports and other documents required of the Investor under the Exchange Act.

                  9.7 NASDAQ NOTICE. The Investor shall promptly prepare and file with Nasdaq a Nasdaq Stock Market Notification Form for Listing of Additional Shares relating to the First Closing Shares and, if necessary, shall promptly following the Anniversary Date prepare and file with Nasdaq a Nasdaq Stock Market Notification Form for Listing of Additional Shares relating to the Second Closing Shares, if any.

         SECTION 10 SURVIVAL; INDEMNIFICATION.

                  10.1 SURVIVAL. The warranties and representations of the parties hereto shall be deemed to have been relied upon, notwithstanding any investigation made by or on behalf of any party. Such warranties and representations shall survive the Closing for a period of six (6) months from the Closing Date, except that the representations and warranties contained in
Section 3.13 shall survive until the date upon which the time to assess any tax related to the operations of the Corporation prior to the Closing ends, as such date may be extended by consent of the Corporation and/or by operation of law.

                  10.2 INDEMNIFICATION BY CORPORATION. The Corporation covenants and agrees to defend, indemnify and hold harmless Investor, its employees, agents and controlling persons (collectively, the "Investor Indemnitees") from and against, and pay or reimburse the Investor Indemnitees for, any and all claims, liabilities, obligations, losses, fines, costs, royalties, proceedings, deficiencies or damages (whether absolute or otherwise and whether or not resulting from third party claims), including, but not limited to, out-of-pocket expenses and reasonable attorneys' and accountants' fees and expenses incurred in the investigation or defense of any of the same that shall result in the successful assertion of their respective rights hereunder (collectively, "Losses"), resulting from or arising out of:

                           (i)      any inaccuracy of any representation or
warranty made by the Corporation herein or in any of the Ancillary Documents or in connection herewith or therewith;

                           (ii)     any failure of the Corporation to perform
any covenant or agreement hereunder or under any Ancillary Document or fulfill any other obligation in respect hereof or of any Ancillary Document; and

                           (iii)    any claim by any person claiming through the
Corporation for any finder's, broker's or other middleman's commission or compensation in respect of the transactions contemplated by this Agreement.

                  10.3 INDEMNIFICATION BY INVESTOR. Investor covenants and agrees to defend, indemnify and hold harmless the Corporation, its officers, directors, employees, agents and controlling persons (collectively, the "Corporation Indemnitees") from and against, and pay or reimburse the Corporation Indemnitees for, any and all Losses resulting from or arising out of:

                           (i)      any inaccuracy of any representation or
warranty made by Investor herein or in any of the Ancillary Documents; and

                           (ii)     any claim by any person claiming through the
Investor for any finder's, broker's or other middleman's commission or compensation in respect of the transactions contemplated by this Agreement.

         SECTION 11 ENTIRE AGREEMENT: AMENDMENTS. This Agreement (and the Schedules and Exhibits hereto, including, without limitation, the Ancillary Documents) are intended by the parties as the final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein with respect to the securities sold pursuant hereto. This Agreement and the Ancillary Documents supersede all prior agreements and understandings between the parties with respect to such subject matter hereof and thereof. No term, covenant, agreement or condition of this Agreement may be amended, or compliance therewith waived (either generally or in a particular instance and either retroactively or prospectively), unless agreed to in writing by Investor and the Corporation.

         SECTION 12 NOTICES. All notices required or permitted hereunder shall be in writing and shall be sufficiently given if: (a) hand delivered (in which case the notice shall be effective upon delivery); (b) telecopied, PROVIDED that in such case a copy of such notice shall be concurrently sent by registered or certified mail, return receipt requested, postage prepaid (in which case the notice shall be effective two days following dispatch); (c) delivered by Express Mail, Federal Express or other nationally recognized overnight courier service (in which case the notice shall be effective one business day following dispatch); or (d) delivered or mailed by registered or certified mail, return receipt requested, postage prepaid (in which case the notice shall be effective three days following dispatch), to the parties at the following addresses and/or telecopier numbers, or to such other address or number as a party shall specify by written notice to the others in accordance with this SECTION 12.

                  If to the Corporation:

                           MicroGenomics, Inc.
                           Route 22 West, Suite 304
                           Bridgewater, New Jersey 08807
                           Attn: Wayne Pambianchi
                           Telecopier No.: 908-231-9692

                  with a copy to:

                           McCarter & English, LLP
                           Four Gateway Center
                           100 Mulberry Street
                           Newark, New Jersey 07102
                           Attn: David F. Broderick, Esq.
                           Telecopier No.: 973-624-7070

                           If to Investor:

                           The Immune Response Corporation
                           5935 Darwin Court
                           Carlsbad, CA 92008
                           Attention:  Howard Sampson

                           Telecopier:  760-431-8636

                  with a copy to:

                           Pillsbury Madison & Sutro LLP
                           50 Fremont Street
                           San Francisco, CA 94105
                           Attn:  Thomas E. Sparks, Jr.
                           Telecopier No.:  415-983-1200

         SECTION 13 SECTIONS AND COUNTERPARTS. The section headings contained in this Agreement are for reference purposes only and shall not affect the interpretation of this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same agreement.

         SECTION 14 GOVERNING LAW AND DISPUTE RESOLUTION.

                  14.1 It is the intention of the parties that the internal substantive laws, and not the laws of conflicts, of the State of New Jersey should govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

                  14.2 Any disputes between the Corporation and Investor will be attempted to be resolved by the parties. If the dispute cannot be resolved in this manner, the matter shall be resolved by independent arbitration in accordance with the following:

                           (i)      Three arbitrators will be appointed. One
shall be selected by each party within three weeks of notification of one party to the other that arbitration has been selected. Those chosen arbitrators will select a third within three weeks thereafter. If, within the stipulated time, the parties cannot agree on the third arbitrator, one shall be appointed by the American Arbitration Association.

                           (ii)     The appointment of the arbitrators will be
conditional upon their agreement to conduct the arbitration in a way that ensures that the arbitration will be finalized and that the arbitration panel will have made its decision(s) within 30 days following the appointment of the third arbitrator.

                  14.3 In the event of any breach of any provisions of this Agreement, the Parties shall have the right (upon proper proof) in addition to any other rights and remedies existing in their favor under this Agreement, to enforce their rights and the obligations of each of the other parties hereto by an action or actions for specific performance and/or injunctive or other equitable relief in order to enforce or prevent any violations of the provisions of this Agreement.

         SECTION 15 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, administrators and personal representatives. No party may assign its rights under this Agreement without the prior written consent of the other parties.

         SECTION 16 REMEDIES. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative of and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by an Investor or the Corporation shall not constitute a waiver of the right to pursue other available remedies.

         SECTION 17 KNOWLEDGE OF THE CORPORATION. The phrase "knowledge of the Corporation" means the actual knowledge of the executive officers of the Corporation.

         IN WITNESS WHEREOF, the parties hereto have either executed or caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                      MICROGENOMICS, INC.



                                      By: /s/ Daniel Tripodi
                                          --------------------------------------
                                              Daniel Tripodi, Ph.D.
                                              President


                             Investor:
                             --------

                                      THE IMMUNE RESPONSE CORPORATION



                                      By: /s/ Howard Sampson
                                          --------------------------------------
                                              Howard Sampson
                                              Chief Financial Officer